Anchor Series Trust

Supplement to the Prospectus dated April 20, 2000


The Supplement dated June 7, 2000 is hereby revoked and replaced with the following:

The following supplements the information with respect to the Capital Appreciation Portfolio under the MANAGEMENT section of the Prospectus:

At the May 18, 2000 meeting of the Board of Trustees (the Board) of Anchor Series Trust, the Board approved, subject to shareholders approval, an increase in the subadvisory fee payable to Wellington Management Company, LLP (Wellington) by SunAmerica Asset Management Corp. (SAAMCo) and a corresponding increase in the advisory fee payable to SAAMCo by the Portfolio with respect to the Capital Appreciation Portfolio (the Portfolio).
If approved, the new annual advisory and subadvisory fees for the Portfolio, based on average daily net assets, will be as follows:

Advisory Fee to SAAMCo         Subadvisory Fee to Wellington
0.750% on first $50 million    0.375% on first $50 million
0.725% on next $50 million     0.275% on next $100 million
0.700% over $100 million       0.250% over $150 million

The Board has scheduled a meeting of the Portfolios shareholders to take place on July 19, 2000 for the purpose of voting on the approval of the new advisory and subadvisory fees. Shareholders who were beneficial owners of the Portfolio as of May 19, 2000 (the Record Date) are eligible to vote and will be receiving further information about the shareholder meeting in the mail. Shareholders who became beneficial owners of the Portfolio after the Record Date are not eligible to vote on the approval of the revised fees; however they will receive notification of the results of the shareholder meeting.







Dated:    June 9, 2000